HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS
                        SUPPLEMENT DATED OCTOBER 13, 2004
               TO RETAIL SHARES PROSPECTUS DATED NOVEMBER 30, 2003

This Supplement provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus.

After the section entitled "Fees for Distribution of Shares" on page 35, the following information has been inserted as a new section:

PAYMENTS TO FINANCIAL FIRMS

Some or all of the sales charges, distribution fees and servicing fees described above may be paid or "reallowed" to the broker, dealer, financial adviser or other financial intermediary through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediary may receive certain other payments and compensation described below. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.

A Fund may make payments under HighMark Funds' shareholder services plans relating to the Class A Shares and the Class B Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of such Fund. The shareholder services plans are more fully described in the Statement of Additional Information. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other Funds not offered in this prospectus.

The Funds' administrator, SEI Investments Global Funds Services, may pay out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares. Payments made by the Funds' administrator may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares;
(5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances. HighMark Capital Management, Inc. may also pay out of its own assets fees to financial firms for providing the Funds with "shelf space" and/or a higher profile for the financial firms' financial consultants and their customers and/or placing the Funds on the financial firms' preferred or recommended lists.


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Payments made by the Funds' administrator to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of financial firms and their salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc., the Funds' administrator and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase.

HighMark Capital Management, Inc. and/or a Fund's sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.







                                                                 HMK-SK-012-0100